UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 15, 2014, CNL Growth Properties, Inc., through an affiliate (the “Company”), together with Daniel Haywood, LLC, an Alabama limited liability company, formed a joint venture (the “Joint Venture”), which purchased a fee simple interest in an approximately 14.6-acre parcel of land located in Greenville, South Carolina, on which the Joint Venture developed, constructed and now operates a 292-unit “Class A” garden-style multifamily residential community known as “Haywood Reserve” (the “Haywood Property”).

On June 30, 2017, the Company entered into a Purchase and Sale Agreement (the “Agreement”) with MSP RE Holdings, LLC, a Delaware limited liability company and an unaffiliated third party (the “Haywood Buyer”), for the sale of the Haywood Property (the “Haywood Sale”). The purchase price for the Haywood Property is approximately $53.8 million. The Haywood Buyer paid into escrow a $100,000 deposit. If the Haywood Buyer elects to proceed with the Agreement on or before the end of the study period on July 21, 2017, the Haywood Buyer will then provide an additional deposit of $850,000, and the deposits will become nonrefundable, except in the event of the Joint Venture’s breach of the Agreement or failure to satisfy conditions to the consummation of the Haywood Sale.

The Agreement contains customary representations, warranties, covenants and indemnities. The Company currently anticipates that the consummation of the Haywood Sale will occur on or about August 18, 2017; provided, however, that there can be no assurance that the Haywood Sale will ultimately be completed.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2017, the joint venture (the “Bainbridge Joint Venture”) of an operating subsidiary of the Company entered into an agreement for the sale of all of the Company’s 90% membership interest in the Bainbridge Joint Venture (the “Membership Interest”) with Amzak Prices Fork Holdings, LLC, a Florida limited liability company (the “Buyer”). An affiliate of the Buyer held a member interest in the entity that owned the remaining 10% interest in the Bainbridge Joint Venture. The sale price for the Membership Interest would equal the amount that the Company would receive under the Bainbridge Joint Venture limited liability company agreement if the Buyer had purchased the property for $44.0 million.

On June 30, 2017, the Company completed the sale of the Membership Interest to the Buyer. The net consideration received by the Company from the sale of the Membership Interest was approximately $14.8 million after taking into account the Buyer’s assumption of approximately $24.5 million of debt and other closing costs and reserves.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated statement of net assets at March 31, 2017 illustrates the estimated effects of the sale of all of the Company’s Membership Interest in the Bainbridge Joint Venture referred to in Item 2.01 above (the “Transaction”) as if it had occurred on such date.

The unaudited pro forma condensed consolidated statement of operations for the seven months ended July 31, 2016 (the “Pro Forma Period”) includes certain pro forma adjustments to illustrate the estimated effect of the Transaction as if it had occurred on the first day of the Pro Forma Period.

The unaudited pro forma condensed consolidated statement of net assets and statement of operations are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Transaction reflected herein had occurred on the first date of or been in effect during the Pro Forma Period. Further, the unaudited pro forma condensed consolidated statement of net assets and statement of operations should not be viewed as indicative of the Company’s financial results in the future; and they should be read in conjunction with the Company’s financial statements as filed with the Commission on Form 10-Q for the three months ended March 31, 2017 and on Form 10-K for the year ended December 31, 2016.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS

MARCH 31, 2017

(Liquidation Basis)

		Sale of Bainbridge Membership
	Historical	Interest		Pro Forma
	March 31,	Pro Forma		March 31,
	2017	Adjustments		2017 (d)
ASSETS
Real estate assets, net	$269,472,000	$(41,100,000	) (a)	$228,372,000
Cash and cash equivalents	42,594,106	14,570,848	(a)	57,164,954
Restricted cash	302,044	(47,306	) (a)	254,738
Other assets	203,260	—		203,260

Total Assets	$312,571,410	$(26,576,458)		$285,994,952

LIABILITIES
Mortgage and construction notes payable	$147,079,731	$(24,467,062	) (a)	$122,612,669
Liability for non-controlling interests	33,249,047	1,726,204	(b)
		(4,291,203	) (a)	30,684,048
Liability for estimated costs in excess of estimated receipts during liquidation	8,811,916	15,387	(c)	8,827,303
Accrued development costs	58,955	—		58,955
Accounts payable and other accrued expenses	2,163,077	(112,112	) (a)	2,050,965
Due to related parties	1,891,640	—		1,891,640
Other liabilities	801,406	(223,561	) (a)	577,845

Total Liabilities	194,055,772	(27,352,347)		166,703,425

Commitments and contingencies
Net assets in liquidation	$118,515,638	$775,889		$119,291,527

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SEVEN MONTHS ENDED JULY 31, 2016

(Going Concern Basis)

		Sale of Bainbridge Membership
	Historical	Interest		Pro Forma
	July 31,	Pro Forma		July 31,
	2016	Adjustments (a)		2016 (d)
Revenues:
Rental income from operating leases	$19,199,105	$(161,632)		$19,037,473
Other property revenue	2,003,701	(40,134)		1,963,567

Total revenues	21,202,806	(201,766)		21,001,040

Expenses:
Property operating expenses	11,653,617	(271,555)		11,382,062
General and administrative	2,775,540	(4,301)		2,771,239
Asset management fees, net of amounts capitalized	1,604,305	(36,007	) (b)	1,568,298
Property management fees	965,979	(45,000)		920,979
Depreciation	5,355,949	(169,638)		5,186,311

Total expenses	22,355,390	(526,501)		21,828,889

Operating loss	(1,152,584)	324,735		(827,849)

Other income (expense):
Fair value adjustments and other income	73,120	23,214		96,334
Interest expense and loan cost amortization, net of amounts capitalized	(4,197,031)	59,868	(c)	(4,137,163)
Loss on extinguishment of debt	(27,454)	—		(27,454)

Total other income (expense)	(4,151,365)	83,082		(4,068,283)

Income tax expense	(151,217)	—		(151,217)

Net loss before gain on sale of real estate	(5,455,166)	407,817		(5,047,349)
Gain on sale of real estate	40,917,543	—		40,917,543

Net income including noncontrolling interests	35,462,377	407,817		35,870,194
Net income from continuing operations attributable to noncontrolling interests	(21,931,862)	(36,570)		(21,968,432)

Net income from continuing operations attributable to common stockholders	$13,530,515	$371,247		$13,901,762

Net income per share of common stock (basic and diluted) from continuing operations	$0.60			$0.62

Weighted average number of shares of common stock outstanding (basic and diluted)	22,526,171			22,526,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated statement of net assets of the Company is presented as if the disposition of all of the Company’s Membership Interest in the Bainbridge Joint Venture described in Note 2. “Pro Forma Transaction” had occurred as of March 31, 2017. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company presented for the seven months ended July 31, 2016 (the “Pro Forma Period”) includes certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition, described in Note 2. “Pro Forma Transaction”, as if it had occurred as of the first day of the Pro Forma Period. The amounts included in the historical columns represent the Company’s historical statement of net assets and operating results for the respective Pro Forma Period presented.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Period. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

In June 2017, the joint venture (the “Bainbridge Joint Venture”) of an operating subsidiary of the Company entered into an agreement for the sale of all of the Company’s 90% membership interest in the Bainbridge Joint Venture (the “Membership Interest”) with Amzak Prices Fork Holdings, LLC, a Florida limited liability company (the “Buyer”). An affiliate of the Buyer held a member interest in the entity that owned the remaining 10% interest in the Bainbridge Joint Venture. The sale price for the Membership Interest would equal the amount that the Company would receive under the Bainbridge Joint Venture limited liability company agreement if the Buyer had purchased the property for $44.0 million.

On June 30, 2017, the Bainbridge Joint Venture completed the sale of the Membership Interest in the Bainbridge Joint Venture (the “Transaction”).

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets

The adjustments to the unaudited pro forma condensed consolidated statement of net assets represent adjustments needed to the Company’s historical statement of net assets as if the completed Transaction occurred as of March 31, 2017.

(a)	These adjustments reflect the net sales proceeds received from the completed disposition of the Company’s Membership Interest in the Joint Venture and the elimination of the related account balances, as if the sale was consummated as of March 31, 2017. The account balances eliminated reflect the assumption of assets

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (continued):

and liabilities by the Buyer, including balances related to real estate assets, restricted cash, security deposits, mortgage payable and related accrued interest, prepaid rent liability and the liability for noncontrolling interests for the joint venture partner’s share of Membership Interest.

Sale of
Bainbridge
Membership Interest
Sale Price	$44,004,000
Closing and transaction costs	(386,520)

Net sales proceeds	43,617,480
Assets and liabilities assumed by Buyer	(24,755,429)
Noncontrolling interests	(4,291,203)

Net consideration received	$14,570,848

(b)	This adjustment reflects the increase in the liability for noncontrolling interests for the joint venture partner’s share of net sales proceeds.

(c)	This adjustment reflects the reduction of future estimated costs in excess of estimated receipts during liquidation.

(d)	The adjusted unaudited pro forma condensed consolidated statement of net assets does not include pro forma adjustments related to the sale of the Broadway and Spring Town properties previously reported on Form 8-K on June 23, 2017 and June 29, 2017, respectively.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

The adjustments to the unaudited pro forma condensed consolidated statement of operations represent adjustments needed to the Company’s historical results to remove the historical operating results of the completed Transaction as if it had occurred on the first day of the first Pro Forma Period presented.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations related to the Property, which was owned by the Bainbridge Joint Venture, from the historical amounts for the seven months ended July 31, 2016, to give effect to the completed Transaction as if it occurred on the first day of the first Pro Forma Period presented. The Property was classified in continuing operations because the proposed disposition of the Property or all of the Company’s Membership Interest in the Bainbridge Joint Venture which owned the Property would neither cause a strategic shift in the Company, nor was it considered to have a major impact on the Company’s business. Therefore, the Property did not qualify as discontinued operations under ASU 2014-08.

(b)	Amount includes the elimination of asset management fee expenses, calculated at 0.08334% monthly on the invested assets value of the Property for the seven months ended July 31, 2016. These fees were historically paid by the Company to its advisor and would not have been incurred subsequent to the disposition of this asset.

(c)	Amount represents the elimination of interest expense and loan cost amortization to reflect the assumption of existing indebtedness by the Buyer as if the Transaction occurred on the first day of the first Pro Forma Period presented.

(d)	The adjusted unaudited pro forma condensed consolidated statement of operations does not include pro forma adjustments related to the sales of the Aura Grand property, the Crescent Gateway and City Walk properties, the Oxford property, the Broadway property or the Spring Town property previously reported on Form 8-K on November 1, 2016, December 6, 2016, March 6, 2017, June 23, 2017 and June 29, 2017, respectively.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the timing and consummation of the pending sale described herein, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2017		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer